UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K/A
(Amendment No. 1)
_________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 18, 2012
Date of Report
(Date of earliest event reported)
____________________
CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
____________________

Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is being filed as an amendment ("Amendment No. 1") to the Current Report on Form 8-K filed by Core-Mark Holding Company, Inc. with the Securities and Exchange Commission on January 24, 2012 (the "Original Filing"). The sole purpose of Amendment No. 1 is to update exhibit 10.3 and add exhibit 10.4.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
The following is filed as an exhibit to this report:

Number	Description
10.3	Form of Management Performance Share Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan
10.4	Form of Management Special Incentive Share Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: March 7, 2012	By:	/S/ CHRISTOPHER MILLER
	Name:	Christopher Miller
	Title:	Vice President, Chief Accounting Officer

EXHIBIT INDEX

Number	Description
10.3	Form of Management Performance Share Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan
10.4	Form of Management Special Incentive Share Award Agreement under the Core-Mark Holding Company, Inc. 2010 Long-Term Incentive Plan